A MESSAGE TO VARIABLE LIFE POLICYOWNERS

     The Stock Markets witnessed significant increases during 1995, with the S&P 500 achieving a total return of 37.6% for the year, compared to a total return of 1.2% for 1994. At the same time long term interest rates have significantly declined since the beginning of the year. At December 31, 1994, the 30 year treasury bond yielded 7.9%, compared to a yield of 5.9% at December 31, 1995.

     Short term rates are somewhat lower than a year ago, with the 3 month Treasury Bill ending the year at 5.1% compared to 5.7% at the beginning of the year.

     The U.S. Gross Domestic Product for 1995 increased by nearly 3%. Inflation remained low with the Consumer
Price Index increasing by approximately 2.6% this year, a slight reduction from 1994.

THE STOCK ACCOUNT. At December 31, 1995, the assets were allocated 97% to 70 different stock positions with the remainder in a high quality money market fund. Our emphasis within the stock portfolio continues to be in issues which we believe will perform well in the current environment and tend to hold their values during market weakness.

THE MONEY MARKET ACCOUNT. On December 31, 1995, this portfolio held 25 different issues of the highest quality commercial paper with maturities ranging from 1 to 33 days.

THE INVESTMENT GRADE BOND ACCOUNT. Bonds represented 97% of investable funds on December 31, with the remainder in a high quality money market fund. The portfolio was comprised of 21 bond issues, with maturities ranging from 3 years to 25 years.

THE ASSET ALLOCATION ACCOUNT. At December 31, assets were allocated 49% to common stocks, 48% to bonds with the remainder in a high quality money market fund. There were 69 different common stock issues in the portfolio and 44 different bond positions.

THE OUTLOOK. For 1996, we expect moderate economic growth and continuing low inflation with interest rates remaining near current levels. At the time of this report, macroeconomic indicators are showing mixed signs. While the expansion is slowing, business profits are expected to continue to improve, albeit at a slower rate than in 1995.

Beginning on page 8, there appears a report of the USLICO
Series Fund whose portfolios support the separate account assets. Total return charts for the Fund's Portfolios are presented at page 8, 9 and 10.


                   Respectfully,



                   David H. Roe
                   President
                   United Services Life Insurance Company

                                 United Services Variable Life Separate Account I
                                         Statement of Assets and Liabilities
                                                     December 31, 1995

                                                                        Sub-accounts
                                                      Common        Money                   Asset          Total
                                                       Stock       Market       Bond      Allocation   Sub-accounts
                                                   ------------- ----------- ----------- ------------- -------------
Assets:
 Investments:
  USLICO Series Fund-Common Stock Portfolio
  (800,814 shares; cost $8,924,499)               $  10,107,171                                       $  10,107,171

  USLICO Series Fund-Money Market Portfolio
  (855,955 shares; cost $855,955)                               $   855,955                                 855,955

  USLICO Series Fund-Bond Portfolio
  (166,597 shares; cost $1,678,321)                                         $ 1,729,468                   1,729,468

  USLICO Series Fund-Asset Allocation Portfolio
  (714,335 shares; cost $7,681,174)                                                     $   8,443,609     8,443,609

 Policy loans                                           779,211      32,952      48,486       763,555     1,624,204
                                                   ------------- ----------- ----------- ------------- -------------
       Total assets                                  10,886,382     888,907   1,777,954     9,207,164    22,760,407
                                                   ------------- ----------- ----------- ------------- -------------

Liabilities:
 Net accrued for policy related transactions payable
     to United Services                                 496,652      38,714     210,053       569,399     1,314,818
 Amounts payable to United Services                     500,000     500,000   1,000,000     1,000,000     3,000,000
                                                   ------------- ----------- ----------- ------------- -------------
       Total liabilities                                996,652     538,714   1,210,053     1,569,399     4,314,818
                                                   ------------- ----------- ----------- ------------- -------------

Net assets - for variable life
  insurance policies                              $   9,889,730 $   350,193 $   567,901 $   7,637,765 $  18,445,589
                                                   ============= =========== =========== ============= =============
See accompanying notes to financial statements.


                                           United Services Variable Life Separate Account I
                                          Statement of Operations and Changes in Net Assets
                                                 For the Year Ended December 31, 1995

                                                                    Sub-accounts
                                                 Common       Money                   Asset        Total
                                                 Stock       Market       Bond      Allocation  Sub-accounts
                                              ------------ ----------- ----------- ------------ ------------
Investment income:
  Income:
    Reinvested dividends                     $    773,916 $    44,333 $   113,147 $    601,962 $  1,533,358
  Expenses:
    Mortality and expense risk charges             42,408       4,107       7,774       37,042       91,331
                                              ------------ ----------- ----------- ------------ ------------
Net investment income                             731,508      40,226     105,373      564,920    1,442,027

Net unrealized gains on investments             1,525,750       -         143,843    1,041,894    2,711,487
                                              ------------ ----------- ----------- ------------ ------------
  Net increase in net assets
      resulting from operations                 2,257,258      40,226     249,216    1,606,814    4,153,514

From policy related transactions:

  Transfers in for net premiums                 2,416,679      80,799     134,182    1,611,417    4,243,077

  Transfers between sub-accounts                   45,432         765      (4,381)     (41,816)      -

  Transfers for withdrawal/surrender             (673,087)    (18,794)    (50,148)    (456,120)  (1,198,149)

Transfer of investment and operating
  results to United Services                     (707,369)    (42,571)   (204,522)    (664,682)  (1,619,144)
                                              ------------ ----------- ----------- ------------ ------------
       Net increase in net assets               3,338,913      60,425     124,347    2,055,613    5,579,298

Net assets, beginning of year                   6,550,817     289,768     443,554    5,582,152   12,866,291
                                              ------------ ----------- ----------- ------------ ------------
Net assets, end of year                      $  9,889,730 $   350,193 $   567,901 $  7,637,765 $ 18,445,589
                                              ============ =========== =========== ============ ============

See accompanying notes to financial statements.


                                           United Services Variable Life Separate Account I
                                          Statement of Operations and Changes in Net Assets
                                                  For the Year Ended December 31, 1994

                                                                     Sub-accounts
                                                 Common       Money                   Asset        Total
                                                 Stock       Market       Bond      Allocation  Sub-accounts
                                              ------------ ----------- ----------- ------------ ------------
Investment income:
  Income:
    Reinvested dividends                     $    647,551 $    27,856 $    96,078 $    508,504 $  1,279,989
  Expenses:
    Mortality and expense risk charges             27,595       3,905       6,811       29,072       67,383
                                              ------------ ----------- ----------- ------------ ------------
Net investment income                             619,956      23,951      89,267      479,432    1,212,606

Net unrealized losses on investments             (567,185)      -        (148,552)    (613,343)  (1,329,080)

Net realized losses on investments                 -            -          (1,102)      -            (1,102)
                                              ------------ ----------- ----------- ------------ ------------
  Net increase(decrease) in net assets
      resulting from operations                    52,771      23,951     (60,387)    (133,911)    (117,576)

From policy related transactions:

  Transfers in for net premiums                 2,726,193      81,620     179,120    1,807,099    4,794,032

  Transfers between sub-accounts                   35,026      (2,071)     (7,924)     (25,031)      -

  Transfers for withdrawal/surrender             (500,524)    (25,040)    (33,843)    (383,399)    (942,806)

Transfer of investment and operating
  results from(to) United Services               (516,446)    (34,383)     12,786     (399,941)    (937,984)
                                              ------------ ----------- ----------- ------------ ------------
      Net increase in net assets                1,797,020      44,077      89,752      864,817    2,795,666

Net assets, beginning of year                   4,753,797     245,691     353,802    4,717,335   10,070,625
                                              ------------ ----------- ----------- ------------ ------------
Net assets, end of year                      $  6,550,817 $   289,768 $   443,554 $  5,582,152 $ 12,866,291
                                              ============ =========== =========== ============ ============

See accompanying notes to financial statements.


                                       United Services Variable Life Separate Account I
                                      Statement of Operations and Changes in Net Assets
                                             For the Year Ended December 31, 1993

                                                                    Sub-accounts
                                                 Common       Money                   Asset        Total
                                                 Stock       Market       Bond      Allocation  Sub-accounts
                                              ------------ ----------- ----------- ------------ ------------

Investment income:
 Income:
  Reinvested dividends                       $    127,667 $    18,354 $   103,528 $    278,210 $    527,759
 Expenses:
  Mortality and expense risk charges               21,233       3,774       6,821       25,541       57,369
                                              ------------ ----------- ----------- ------------ ------------
Net investment income                             106,434      14,580      96,707      252,669      470,390

Net unrealized gains on investments               299,192       -          28,917      232,839      560,948

Net realized gains on investments                  -            -           2,916        3,487        6,403
                                              ------------ ----------- ----------- ------------ ------------
Net increase in net assets resulting
     from operations                              405,626      14,580     128,540      488,995    1,037,741

From policy related transactions:

 Transfers in for net premiums                  2,093,461      71,064     152,394    1,667,074    3,983,993

 Transfers between sub-accounts                    (4,548)    (18,579)      2,196       20,931       -

 Transfers for withdrawal/surrender              (307,800)    (27,585)    (40,819)    (421,276)    (797,480)

Transfer of investment and operating
  results to United Services                     (511,619)    (30,486)   (145,856)    (557,075)  (1,245,036)
                                              ------------ ----------- ----------- ------------ ------------
           Net increase in net assets           1,675,120       8,994      96,455    1,198,649    2,979,218

Net assets, beginning of year                   3,078,677     236,697     257,347    3,518,686    7,091,407
                                              ------------ ----------- ----------- ------------ ------------
Net assets, end of year                      $  4,753,797 $   245,691 $   353,802 $  4,717,335 $ 10,070,625
                                              ============ =========== =========== ============ ============

See accompanying notes to financial statements.

UNITED SERVICES VARIABLE LIFE SEPARATE ACCOUNT I - NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995

(1) ORGANIZATION - United Services Variable Life Separate Account I ("Separate Account I") was established by United Services Life Insurance Company ("United Services") in 1986 under the insurance laws of the Commonwealth of Virginia. Separate Account I operates as a unit investment trust under the Investment Company Act of 1940 and is used to fund certain benefits for variable life insurance policies issued by United Services. The assets of Separate Account I and its sub-accounts are the property of United Services. The portion of Separate Account I assets applicable to the variable life policies will not be charged with liabilities arising out of any other business United Services may conduct. The net assets maintained in the sub-accounts provide the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under the state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in United Services' general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

On January 17, 1995, United Services became an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), previously The NWNL Companies, Inc., an insurance holding company based in Minneapolis, Minnesota. Prior to that time United Services was a wholly-owned subsidiary of USLICO Corporation. USLICO Series Fund ("Series Fund") is an open-end diversified management investment company whose shares are sold only to United Services and other affiliates separate accounts.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
  (a)  Valuation of Investments - Investments in shares of the Series
Fund are valued at the reported net asset value of the respective portfolios.  The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year ended December 31,
1995, were:
                         		Cost of Shares	   Proceeds from
	Sub-account		                Acquired   	    Shares Sold
	Common Stock	             	$ 1,538,856     		$    -
	Money Market		                  59,579            -
	Bond		                         195,930 	  	       -
	Asset Allocation	              933,967 		         -
                              ---------        --------
	Total			                   $ 2,728,332       $    -
  (b) Security Transactions - Purchases and sales are recorded on the trade date.
  (c) Federal Income Taxes - United Services is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended
(the "Code"). Since the sub-accounts are not separate entities from United Services, and their operations form a part of United Services, they will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Under existing Federal income tax law, investment income of the sub-accounts, to the extent that it is applied to increase reserves under a contract, is not taxed and may be compounded for reinvestment without additional tax to United Services.
  (d) Charges Deducted from Premiums - Transfers to the sub-accounts of Separate Account I for net premiums represent gross premiums payable for a policy year, less deductions for sales loads, administrative expenses, premium taxes, risk charges and additional premiums, if any, for optional insurance benefits.
  (e)  Amounts Payable to United Services - The amounts payable to
United Services in each sub-account arises from the amount allocated from United Services to facilitate commencement of operations.
  (f) Dividends - Dividends received on the shares held by the sub-accounts of Separate Account I are reinvested to purchase additional shares of the applicable portfolio of the Series Fund.
  (g)  Transfer of Investment and Operating Results to United Services -
The sub-accounts transfer their investment and operating results in excess of amounts required to meet policyholder reserve and liability amounts to United Services. Also included in this transfer are cost of insurance charges totalling $963,600 for all sub-accounts for 1995.

(3) ADMINISTRATION AND RELATED PARTY TRANSACTIONS - A daily charge is made by United Services against each sub-account's investments for mortality and expense risks at an effective annual rate of .50%. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated. Other costs of administering Separate Account I are absorbed by United Services.

USLICO Securities Corporation ("USLICO Securities") acts as principal underwriter (as defined in the Investment Company Act of 1940) of Separate Account I's policies. In conjunction with the merger noted above, USLICO Securities became a wholly-owned subsidiary of Washington Square Securities, Inc. which is wholly-owned by ReliaStar. On April 1, 1995, Bankers Centennial Management Corp. ("BCMC") was replaced as investment advisor to the Series Fund by Washington Square Capital, Inc., an indirect wholly-owned ReliaStar subsidiary. Newbold's Asset Management, Inc. continues to serve as investment advisor-equity holdings to the Series Fund in the same capacity as before the merger.

Certain officers and directors of ReliaStar and United Services are also officers and directors of USLICO Securities, the Series Fund and Washington Square Capital, Inc.

	INDEPENDENT AUDITORS' REPORT


To United Services Life Insurance Company and United Services Variable Life Separate Account I Policyowners:

We have audited the accompanying statement of assets and liabilities of United Services Variable Life Separate Account I as of December 31, 1995, and the related statement of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the management of United Services Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. The statements of operations and changes in net assets for the years ended December 31, 1994 and 1993 were audited by other auditors whose report dated February 2, 1995 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the United Services Variable Life Separate Account I as of December 31, 1995, and the results of its operations and changes in net assets for the year then ended, in conformity with generally accepted accounting principles.





Deloitte & Touche LLP

Minneapolis, MN
January 26, 1996